                                                                   EXHIBIT 10.21

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

                                                     PAGE 1 OF 1 WITH ATTACHMENT

1. AMENDMENT NO.:  2. CONTRACT NO.:  3. EFFECTIVE DATE OF MODIFICATION:  4. PROGRAM:
       05            YH04-0001-03               OCTOBER 1, 2003          DHCM-ACUTE

5. CONTRACTOR/PROVIDER NAME AND ADDRESS:

                              HEALTH CHOICE ARIZONA
                          1600 WEST BROADWAY, SUITE 260
                            TEMPE, ARIZONA 85282-1136

6. PURPOSE:

               To revise capitation rates contained in Section B.

7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

   A. The rates contained in the existing Section B are deleted and replaced with the attached revised capitation rates. The purpose of this amendment is to adjust the TANF/KC and SSI prospective rates. It is the opinion of MERCER and AHCCCS that the net capitation rates should not have included the reinsurance adjustment stated in the Final Awarded Rate sheet. This adjustment was explained in a memo to the CFO's on September 22, 2003. These rates have been adjusted and are reflected in the attached document.

Note: Please sign, date and                      Michael Veit, Contracts &
  return one original to:                        Purchasing Administrator
                                                 AHCCCS Contracts and Purchasing
                                                 701 E. Jefferson, MD5700
                                                 Phoenix, Arizona 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

   IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9. NAME OF CONTRACTOR:               10. ARIZONA HEALTH CARE COST CONTAINMENT
                                         SYSTEM

        HEALTH CHOICE ARIZONA

SIGNATURE OF AUTHORIZED INDIVIDUAL:  SIGNATURE:

             -s- Carolyn Rose                          -s- MICHAEL VEIT

TYPED NAME:                          TYPED NAME:
               Carolyn Rose                              MICHAEL VEIT

TITLE:                               TITLE:
        Chief Executive Officer           Contracts and Purchasing Administrator
DATE                                 DATE:
                                                       September 22, 2003

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                            - HEALTH CHOICE: GSA 4 -
                              (EFFECTIVE 10/01/03)

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

[ILLEGIBLE]                   [ILLEGIBLE]    [ILLEGIBLE]    [ILLEGIBLE]    [ILLEGIBLE]    [ILLEGIBLE]    [ILLEGIBLE]    [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM       $    362.08    $     88.38    $    170.68    $    127.08    $    308.53    $    255.77    $    516.54
-----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency
Room Adjustment                      1.46%          2.79%          3.22%          3.71%          3.14%          2.00%          2.94%

Cost Sharing Proposal
Adjustment                           0.00%          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                      0.00%          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%

Hospital Inpatient DRI
Trend Update Adjustment
-(4.0% estimate changed to
3.8% actual)                        -0.10%         -0.02%         -0.05%         -0.03%         -0.05%         -0.02%         -0.04%

Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)                -0.17%         -0.06%         -0.16%         -0.30%         -0.41%         -0.09%         -0.38%

Premium Tax Implementation
Adjustment                           2.04%          2.04%          2.04%          2.04%          2.04%          2.04%          2.04%
-----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM (2)                        3.25%          4.80%          5.11%          5.47%          4.77%          3.97%          4.60%
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible        $    373.85    $     92.62    $    179.39    $    134.04    $    323.23    $    265.93    $    540.28
-----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing
the $35k Reinsurance
Deductible (3)                       4.19%          0.41%          0.95%          0.90%          0.64%          0.18%          2.26%
===================================================================================================================================
Adjusted Awarded PMPM for
Plans Electing The $35k
Reinsurance Deductible        $    389.52    $     93.00    $    181.09    $    135.24    $    325.29    $    266.40    $    552.49
-----------------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM      $     13.68  $  5,238.20  $    740.35  $    566.00  $    420.48  $  1,537.54  $    732.17  $ 10,269.35
-----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency
Room Adjustment                     0.00%       -0.73%        0.00%        2.77%        2.77%        2.65%        2.65%        1.39%

Cost Sharing Proposal
Adjustment                          0.00%        0.00%        0.00%        0.00%       -4.41%        0.00%       -5.09%        0.00%

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%

Hospital Inpatient DRI
Trend Update Adjustment
-(4.0% estimate changed to
3.8% actual)                       -0.02%       -0.09%        0.00%       -0.06%       -0.06%       -0.06%       -0.06%       -0.23%

Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)                0.00%        0.04%        0.00%       -0.38%       -0.38%       -0.49%       -0.49%       -0.49%

Premium Tax Implementation
Adjustment                          2.04%        2.04%        2.04%        2.04%        2.04%        2.04%        2.04%        2.04%
-----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM (2)                       2.02%        1.24%        2.04%        4.41%       -0.20%        4.17%       -1.13%        2.72%
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible       $     13.96  $  5,303.20  $    755.46  $    590.95  $    419.64    $1.601.66  $    723.91  $ 10,548.19
-----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing
the $35k Reinsurance
Deductible (3)                      0.00%       -0.26%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
===================================================================================================================================
Adjusted Awarded PMPM for
Plans Electing The $35k
Reinsurance Deductible       $     13.96  $  5,289.63  $    755.46  $    590.95  $    419.64  $  1,601.66  $    723.91  $ 10,548.19
-----------------------------------------------------------------------------------------------------------------------------------

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

[ILLEGIBLE]                   [ILLEGIBLE]    [ILLEGIBLE]    [ILLEGIBLE]    [ILLEGIBLE]    [ILLEGIBLE]    [ILLEGIBLE]    [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM       $    714.74    $     37.84    $    143.67    $    116.05    $    269.14    $     37.03    $     82.34
-----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency
Room Adjustment                      1.46%          2.79%          3.22%          3.71%          3.14%          2.00%          2.94%

Cost Sharing Proposal
Adjustment                           0.00%          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                      0.00%          0.00%          0.00%         0,00%           0.00%          0.00%          0.00%

Hospital Inpatient DRI
Trend Update Adjustment
-(4.0% estimate changed to
3.8% actual)                        -0.10%         -0.02%         -0.05%         -0.03%         -0.05%         -0.02%         -0.04%

Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)                -0.17%         -0.06%         -0.16%         -0.30%         -0.41%         -0.09%         -0.38%

Premium Tax Implementation
Adjustment                           2.04%          2.04%          2.04%          2.04%          2.04%          2.04%          2.04%
-----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM (2)                        3.25%          4.80%          5.11%          5.47%          4.77%          3.97%          4.60%
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible        $    737.97    $     39.66    $    151.00    $    122.40    $    281.97    $     38.50    $     86.12
-----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing
the $35k Reinsurance
Deductible                           0.00%          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
===================================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible        $    737.97    $     39.66    $    151.00    $    122.40    $    281.97    $     38.50    $     86.12
-----------------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM           N/A           N/A           N/A           N/A           N/A           N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency
Room Adjustment                   N/A           N/A           N/A           N/A           N/A           N/A           N/A

Cost Sharing Proposal
Adjustment                        N/A           N/A           N/A           N/A           N/A           N/A           N/A

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                   N/A           N/A           N/A           N/A           N/A           N/A           N/A

Hospital Inpatient DRI
Trend Update Adjustment
-(4.0% estimate changed to
3.8% actual)                      N/A           N/A           N/A           N/A           N/A           N/A           N/A

Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)              N/A           N/A           N/A           N/A           N/A           N/A           N/A

Premium Tax Implementation
Adjustment                        N/A           N/A           N/A           N/A           N/A           N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM (2)                     N/A           N/A           N/A           N/A           N/A           N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible            N/A           N/A           N/A           N/A           N/A           N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------
Impact of Electing
the $35k Reinsurance
Deductible                        N/A           N/A           N/A           N/A           N/A           N/A           N/A
=============================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible            N/A           N/A           N/A           N/A           N/A           N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

2.       The adjustment is multiplicative, not additive.

3. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14 - 44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     1 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                            - HEALTH CHOICE: GSA 4 -
                              (EFFECTIVE 10/01/03)

                  PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

[ILLEGIBLE]                   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM       $    362.08   $     88.38   $    170.68   $    127.08   $    308.53   $    255.77   $    516.54
-----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency
Room Adjustment               $      5.29   $      2.46   $      5.50   $      4.71   $      9.70   $      5.13   $     15.16

Cost Sharing Proposal
Adjustment                    $      0.00   $      0.00   $      0.00   $      0.00   $      0.00   $      0.00   $      0.00

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment               $      0.00   $      0.00   $      0.00   $      0.00   $      0.00   $      0.00   $      0.00

Hospital Inpatient DRI
Trend Update Adjustment
-(4.0% estimate charged to
3.8% actual)                 ($      0.38) ($      0.02) ($      0.08) ($      0.04) ($      0.15) ($      0.05) ($      0.21)

Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)         ($      0.62) ($      0.06) ($      0.29) ($      0.39) ($      1.32) ($      0.24) ($      2.02)

Premium Tax Implementation
Adjustment                    $      7.48   $      1.85   $      3.59   $      2.68   $      6.46   $      5.32   $     10.81
-----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                     $     11.77   $      4.24   $      8.71   $      6.96   $     14.70   $     10.16   $     23.74
-----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible        $    373.85   $     92.62   $    179.39   $    134.04   $    323.23   $    265.93   $    540.28
-----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible (2)    $     15.67   $      0.38   $      1.70   $      1.21   $      2.06   $      0.47   $     12.21
=============================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible        $    389.52   $     93.00   $    181.09   $    135.24   $    135.29   $    266.40   $    552.49
-----------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM      $     13.68  $  5,238.20  $    740.35  $    566.00  $    420.48  $  1,537.54  $    732.17  $ 10,269.35
-----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency
Room Adjustment              $      0.00 ($     37.98) $      0.00  $     15.66  $     11.64  $     40.74       $19.40  $    142.47

Cost Sharing Proposal
Adjustment                   $      0.00  $      0.00  $      0.00  $      0.00 ($     19.06) $      0.00 ($     38.23) $      0.00

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment              $      0.00  $      0.00  $      0.00  $      0.00  $      0.00  $      0.00  $      0.00  $      0.00

Hospital Inpatient DRI
Trend Update Adjustment
-(4.0% estimate charged to
3.8% actual)                ($      0.00)($      4.93) $      0.00 ($      0.33)($      0.23)($      0.92)($      0.42)($     23.68)

Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)         $      0.00  $      1.85  $      0.00 ($      2.21)($      1.57)($      7.73)($      3.49)($     50.90)

Premium Tax Implementation
Adjustment                   $      0.28  $    106.06  $     15.11  $     11.82  $      8.39  $     32.03  $     14.48  $    210.96
-----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                    $      0.28  $     65.00  $     15.11  $     24.95 ($      0.84) $     64.12 ($      8.27) $    278.85
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible       $     13.96  $  5,303.20  $    755.46  $    590.95  $    419.64  $  1,601.66  $    723.91  $ 10,548.19
-----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible (2)   $      0.00 ($     13.56) $      0.00  $      0.00  $      0.00  $      0.00  $      0.00  $      0.00
===================================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible       $     13.96  $  5,289.63  $    755.46  $    590.95  $    419.64  $  1,601.66  $    723.91  $ 10,548.19
-----------------------------------------------------------------------------------------------------------------------------------

                  PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

[ILLEGIBLE]                    [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM        $    714.74   $     37.84   $    143.67   $    116.05   $    269.14   $     37.03   $     82.34
------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                     $     10.44   $      1.05   $      4.63   $      4.30   $      8.46   $      0.74   $      2.42

Cost Sharing Proposal
Adjustment                     $      0.00   $      0.00   $      0.00   $      0.00   $      0.00   $      0.00   $      0.00

Reinsurance incorporating
Catastrophic and Transplant
Data Adjustment                $      0.00   $      0.00   $      0.00   $      0.00   $      0.00   $      0.00   $      0.00

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8%
actual)                       ($      0.76) ($      0.01) ($      0.07) ($      0.04) ($      0.13) ($      0.01) ($      0.03)

Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)          ($      1.23) ($      0.02) ($      0.24) ($      0.36) ($      1.15) ($      0.03) ($      0.32)

Premium Tax Implementation
Adjustment                     $     14.76   $      0.79   $      3.02   $      2.45   $      5.64   $      0.77   $      1.72
------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                      $     23.23   $      1.82   $      7.33   $      6.35   $     12.83   $      1.47   $      3.78
------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20K
Reinsurance Deductible         $    737.97   $     39.66   $    151.00   $    122.40   $    281.97   $     38.50   $     86.12
------------------------------------------------------------------------------------------------------------------------------
Impact at Electing the $35k
Reinsurance Deductible         $      0.00   $      0.00   $      0.00   $      0.00   $      0.00   $      0.00   $      0.00
==============================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35K
Reinsurance Deductible         $    737.97   $     39.66   $    151.00   $    122.40   $    281.97   $     38.50   $     86.12
------------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                    [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM            N/A           N/A           N/A           N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                         N/A           N/A           N/A           N/A           N/A           N/A           N/A

Cost Sharing Proposal
Adjustment                         N/A           N/A           N/A           N/A           N/A           N/A           N/A

Reinsurance incorporating
Catastrophic and Transplant
Data Adjustment                    N/A           N/A           N/A           N/A           N/A           N/A           N/A

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8%
actual)                            N/A           N/A           N/A           N/A           N/A           N/A           N/A

Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)               N/A           N/A           N/A           N/A           N/A           N/A           N/A

Premium Tax Implementation
Adjustment                         N/A           N/A           N/A           N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                          N/A           N/A           N/A           N'A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20K
Reinsurance Deductible             N/A           N/A           N/A           N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------
Impact at Electing the $35k
Reinsurance Deductible             N/A           N/A           N/A           N/A           N/A           N/A           N/A
==============================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35K
Reinsurance Deductible             N/A           N/A           N/A           N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14-44.

2. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     2 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                            - HEALTH CHOICE: GSA 8 -
                              (EFFECTIVE 10/01/03)

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

----------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM             $  361.00    $   87.78    $  151.60    $  107.87    $  304.79    $  229.93    $  458.90
---------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                               1.46%        2.79%        3.22%        3.71%        3.14%        2.00%        2.94%
---------------------------------------------------------------------------------------------------------------------------
Cost Sharing Proposal Adjustment         0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                               0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%

Hospital Inpatient DRI Trend
Update Adjustment -(4.0% estimate
changed to 3.8% actual)                 -0.10%       -0.02%       -0.05%       -0.03%       -0.05%       -0.02%       -0.04%

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                              -0.17%       -0.06%       -0.16%       -0.30%       -0.41%       -0.09%       -0.38%

Premium Tax Implementation
Adjustment                               2.04%        2.04%        2.04%        2.04%        2.04%        2.04%        2.04%
---------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM(2)                                  3.25%        4.80%        5.11%        5.47%        4.77%        3.97%        4.60%
---------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                          $  372.73    $   91.99    $  159.34    $  113.77    $  319.31    $  239.07    $  479.99
---------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(3)                3.79%        0.37%        0.97%        0.97%        0.59%        0.18%        2.29%
===========================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $  386.84    $   92.33    $  160.88    $  114.88    $  321.19    $  239.49    $  490.98
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------
Originally Awarded PMPM             $   15.18    $5,549.77    $  740.35
------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                               0.00%       -0.73%        0.00%
------------------------------------------------------------------------
Cost Sharing Proposal Adjustment         0.00%        0.00%        0.00%

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                               0.00%        0.00%        0.00%

Hospital Inpatient DRI Trend
Update Adjustment -(4.0% estimate
changed to 3.8% actual)                 -0.02%       -0.09%        0.00%

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                               0.00%        0.04%        0.00%

Premium Tax Implementation
Adjustment                               2.04%        2.04%        2.04%
------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM(2)                                  2.02%        1.24%        2.04%
------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                          $   15.49    $5,618.63    $  755.46
------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(3)                0.00%       -0.22%        0.00%
========================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $   15.49    $5,606.32    $  755.46
------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
--------------------------------------------------------------------------------------------------
Originally Awarded PMPM             $  531.41    $  387.36    $1,521.38    $  738.34    $9,108.27
-------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                               2.77%        2.77%        2.65%        2.65%        1.39%
-------------------------------------------------------------------------------------------------
Cost Sharing Proposal Adjustment         0.00%       -4.41%        0.00%       -5.09%        0.00%

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                               0.00%        0.00%        0.00%        0.00%        0.00%

Hospital Inpatient DRI Trend
Update Adjustment -(4.0% estimate
changed to 3.8% actual)                 -0.06%       -0.06%       -0.06%       -0.06%       -0.23%

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                              -0.38%       -0.38%       -0.49%       -0.49%       -0.49%

Premium Tax Implementation
Adjustment                               2.04%        2.04%        2.04%        2.04%        2.04%
-------------------------------------------------------------------------------------------------

Total Adjustment Impacting Base
PMPM(2)
                                         4.41%       -0.20%        4.17%       -1.13%        2.72%
-------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                          $  554.83    $  386.59    $1,584.83    $  730.00    $9,355.58
-------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(3)                0.00%        0.00%        0.00%        0.00%        0.00%
=================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $  554.83    $  386.59    $1,584.83    $  730.00   $ 9,355.58
-------------------------------------------------------------------------------------------------

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

----------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM             $ 714.74     $  37.84     $ 143.67     $  116.05    $  269.14    $   37.03    $  82.34
----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                              1.46%        2.79%        3.22%         3.71%        3.14%        2.00%       2.94%

Cost Sharing Proposal Adjustment        0.00%        0.00%        0.00%         0.00%        0.00%        0.00%       0.00%

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                         0.00%        0.00%        0.00%         0.00%        0.00%        0.00%       0.00%

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8% actual)       -0.10%       -0.02%       -0.05%        -0.03%       -0.05%       -0.02%      -0.04%

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                             -0.17%       -0.06%       -0.16%        -0.30%        0.41%       -0.09%      -0.38%

Premium Tax Implementation
Adjustment                              2.04%        2.04%        2.04%         2.04%        2.04%        2.04%       2.04%
----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM(2)                                 3.25%        4.80%        5.11%         5.47%        4.77%        3.97%       4.60%
----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                          $ 737.97     $  39.66     $ 151.00     $  122.40     $ 281.97    $   38.50    $  86.12
----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                  0.00%        0.00%        0.00%         0.00%        0.00%        0.00%       0.00%
============================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $ 737.97     $  39.66     $ 151.00     $  122.40     $ 281.97    $   38.50    $  86.12
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                             N/A          N/A          N/A          N/A          N/A          N/A          N/A

Cost Sharing Proposal Adjustment       N/A          N/A          N/A          N/A          N/A          N/A          N/A

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                        N/A          N/A          N/A          N/A          N/A          N/A          N/A

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8% actual)       N/A          N/A          N/A          N/A          N/A          N/A          N/A

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                             N/A          N/A          N/A          N/A          N/A          N/A          N/A

Premium Tax Implementation
Adjustment                             N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM(2)                                N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                             N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                 N/A          N/A          N/A          N/A          N/A          N/A          N/A
============================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                             N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

2.   The adjustment is multiplicative, not additive.

3. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     3 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                            - HEALTH CHOICE: GSA 8 -
                              (EFFECTIVE 10/01/03)

                  PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

----------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM             $  361.00    $   87.78    $  151.60    $  107.87    $  304.79    $  229.93    $  458.90
----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                          $    5.27    $    2.45    $    4.88    $    4.00    $    9.58    $    4.61    $   13.47

Cost Sharing Proposal Adjustment    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                     $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8% actual)   ($    0.38) ($     0.02) ($     0.07) ($     0.04) ($     0.15)  ($    0.04)  ($    0.18)

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                         ($    0.62) ($     0.05) ($     0.26) ($     0.33) ($     1.30)  ($    0.21)  ($    1.79)

Premium Tax Implementation
Adjustment                          $    7.45    $    1.84    $    3.19    $    2.28    $    6.39    $    4.78    $    9.60
----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM                                $   11.73    $    4.21    $    7.74    $    5.90    $   14.52    $    9.14    $   21.09
----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                          $  372.73    $   91.99    $  159.34    $  113.77    $  319.31    $  239.07    $  479.99
----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(2)           $   14.11    $    0.34    $    1.54    $    1.10    $    1.87    $    0.42    $   10.99
============================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $  386.84    $   92.33    $  160.88    $  114.88    $  321.19    $  239.49    $  490.98
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------
Originally Awarded PMPM             $  15.18     $5,549.77    $  740.35
------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                          $   0.00    ($   40.24)   $    0.00

Cost Sharing Proposal Adjustment    $   0.00     $    0.00    $    0.00

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                     $   0.00     $    0.00    $    0.00

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8% actual)   ($   0.00)   ($    5.23)  ($    0.00)

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                          $   0.00     $    1.96    $    0.00

Premium Tax Implementation
Adjustment                          $   0.31     $  112.37    $   15.11
------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM                                $   0.31     $   68.86    $   15.11
------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                          $  15.49     $5,618.63    $  755.46
------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(2)           $   0.00    ($   12.31)   $    0.00
========================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $  15.49     $5,606.32    $  755.46
------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
--------------------------------------------------------------------------------------------------
Originally Awarded PMPM             $  531.41    $  387.36    $1,521.38    $  738.34    $9,108.27
--------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                          $   14.71    $   10.72    $   40.31    $   19.56    $  126.36

Cost Sharing Proposal Adjustment    $    0.00   ($   17.56)   $    0.00    $   38.56    $    0.00

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                     $     0.00   $    0.00    $    0.00    $    0.00    $    0.00

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8% actual)   ($    0.31)  ($    0.21)  ($    0.91)  ($    0.42)  ($   21.01)

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                         ($    2.07)  ($    1.45)  ($    7.05)  ($    3.52)  ($   45.15)

Premium Tax Implementation
Adjustment                          $   11.10    $    7.73    $    31.70   $   14.60    $   187.11
--------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM                                $   23.42   ($    0.77)   $    63.45  ($    8.34)   $   247.32
--------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                          $  554.83    $  386.59    $ 1,584.83   $  730.00    $ 9,355.58
--------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible (2)          $    0.00    $    0.00    $     0.00   $    0.00    $    0.00
==================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $  554.83    $  386.59    $ 1,584.83   $  730.00    $9,355.56
--------------------------------------------------------------------------------------------------

                  PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

----------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM             $  714.74    $   37.84    $  143.67    $  116.05    $  269.14    $   37.03    $   82.34
----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                          $   10.44    $    1.05    $    4.63    $    4.30    $    8.46    $    0.74    $    2.42

Cost Sharing Proposal Adjustment    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                     $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8% actual)   ($    0.75)  ($    0.01)  ($    0.07)  ($    0.04)  ($    0.13)  ($    0.01)  ($    0.03)

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                         ($    1.23)  ($    0.02)  ($    0.24)  ($    0.36)  ($    1.15)  ($    0.03)  ($    0.32)

Premium Tax Implementation
Adjustment                         ($   14.76)  ($    0.79)  ($    3.02)  ($    2.45)  ($    5.64)  ($    0.77)  ($    1.72)
----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM                                $   23.23    $    1.82    $    7.33    $    6.35    $   12.83    $    1.47    $    3.78
----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                          $  737.97    $   39.66    $  151.00    $  122.40    $  281.97    $   38.50    $   86.12
----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible              $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00
============================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $  737.97    $   39.66    $  151.00    $  122.40    $  281.97    $   38.50    $   86.12
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                             N/A          N/A          N/A          N/A          N/A          N/A          N/A

Cost Sharing Proposal Adjustment       N/A          N/A          N/A          N/A          N/A          N/A          N/A

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                        N/A          N/A          N/A          N/A          N/A          N/A          N/A

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8% actual)       N/A          N/A          N/A          N/A          N/A          N/A          N/A

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                             N/A          N/A          N/A          N/A          N/A          N/A          N/A

Premium Tax Implementation
Adjustment                             N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM                                   N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                             N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                 N/A          N/A          N/A          N/A          N/A          N/A          N/A
============================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                             N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort covers individuals 14-18 years of age while the TANF rate cell includes 14-44.

2. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     4 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                      - HEALTH CHOICE: GSA 10 Pima Only -
                              (EFFECTIVE 10/01/03)

                  PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

----------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM             $  352.67    $   84.37    $  151.12    $  102.82    $  329.46    $  243.09    $  497.41
----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                               1.46%        2.79%        3.22%        3.71%        3.14%        2.00%        2.94%

Cost Sharing Proposal Adjustment         0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                          0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8% actual)        -0.10%       -0.02%       -0.05%       -0.03%       -0.05%       -0.02%       -0.04%

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                              -0.17%       -0.06%       -0.16%       -0.30%       -0.41%       -0.09%       -0.38%

Premium Tax Implementation
Adjustment                               2.04%        2.04%        2.04%        2.04%        2.04%        2.04%        2.04%
----------------------------------------------------------------------------------------------------------------------------

Total Adjustment Impacting Base
PMPM(2)                                  3.25%        4.80%        5.11%        5.47%        4.77%        3.97%        4.60%
----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible(3)                       $  364.13    $   88.42    $  158.83    $  108.45    $  345.16    $  252.75    $  520.27
----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                   4.10%        0.41%        1.02%        1.07%        0.57%        0.18%        2.23%
============================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $  379.07    $   88.78    $  160.46    $  109.60    $  347.12    $  253.19    $  531.89
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------
Originally Awarded PMPM             $   11.55    $5,402.48    $  740.35
------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                               0.00%       -0.73%        0.00%

Cost Sharing Proposal Adjustment         0.00%        0.00%        0.00%

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                          0.00%        0.00%        0.00%

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8% actual)        -0.02%       -0.09%        0.00%

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                               0.00%        0.04%        0.00%

Premium Tax Implementation
Adjustment                               2.04%        2.04%        2.04%
------------------------------------------------------------------------

Total Adjustment Impacting Base
PMPM(2)                                  2.02%        1.24%        2.04%
------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                          $   11.78    $5,469.52     $ 755.46
------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(3)                0.00%       -0.24%        0.00%
========================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $   11.78    $5,456.54     $ 755.46
------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
--------------------------------------------------------------------------------------------------
Originally Awarded PMPM             $  575.97    $  346.29    $1,559.55    $  734.64    $9,466.86
--------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                               2.77%        2.77%        2.65%        2.65%        1.39%

Cost Sharing Proposal Adjustment         0.00%       -4.41%        0.00%       -5.09%        0.00%

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                          0.00%        0.00%        0.00%        0.00%        0.00%

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8% actual)        -0.06%       -0.06%       -0.06%       -0.06%       -0.23%

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                              -0.38%       -0.38%       -0.49%       -0.49%       -0.49%

Premium Tax Implementation
Adjustment                               2.04%        2.04%        2.04%        2.04%        2.04%
--------------------------------------------------------------------------------------------------

Total Adjustment Impacting Base
PMPM(2)                                  4.41%       -0.20%        4.17%       -1.13%        2.72%
--------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                          $  601.35    $  345.60    $1,624.59    $  726.34    $9,723.91
--------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(3)                0.00%        0.00%        0.00%        0.00%        0.00%
==================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $  601.35    $  345.60    $1,624.59    $  726.34    $9,723.91
--------------------------------------------------------------------------------------------------

                  PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

----------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                             N/A          N/A          N/A          N/A          N/A          N/A          N/A

Cost Sharing Proposal Adjustment       N/A          N/A          N/A          N/A          N/A          N/A          N/A

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                        N/A          N/A          N/A          N/A          N/A          N/A          N/A

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8%
actual)                                N/A          N/A          N/A          N/A          N/A          N/A          N/A

Fee-for-Service Schedule Change
(Referral Physician and
Lab & X-Ray COS)                       N/A          N/A          N/A          N/A          N/A          N/A          N/A

Premium Tax Implementation
Adjustment                             N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM(2)                                N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                             N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                 N/A          N/A          N/A          N/A          N/A          N/A          N/A
============================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                             N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM             $1,163.05    $   37.84    $  149.42    $  120.69    $  279.90    $   28.95    $   77.68
----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                               1.46%        2.79%        3.22%        3.71%        3.14%        2.00%        2.94%

Cost Sharing Proposal Adjustment         0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%

Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                          0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%

Hospital Inpatient DRI Trend
Update Adjustment - (4.0%
estimate changed to 3.8%
actual)                                 -0.10%       -0.02%       -0.05%       -0.03%       -0.05%       -0.02%       -0.04%

Fee-for-Service Schedule Change
(Referral Physician and
Lab & X-Ray COS)                        -0.17%       -0.06%       -0.16%       -0.30%       -0.41%       -0.09%       -0.38%

Premium Tax Implementation
Adjustment                               2.04%        2.04%        2.04%        2.04%        2.04%        2.04%        2.04%
----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM(2)                                  3.25%        4.80%        5.11%        5.47%        4.77%        3.97%        4.60%
----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                          $1,200.85    $   39.66    $  157.05    $  127.30    $  293.24    $   30.10    $   81.25
----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                   0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
============================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $1,200.85    $   39.66    $  157.05    $  127.30    $  293.24    $   30.10    $   81.25
----------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

2.   The adjustment is multiplicative, not additive.

3. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     5 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                      - HEALTH CHOICE: GSA 10 Pima Only -
                              (EFFECTIVE 10/01/03)

                  PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

[ILLEGIBLE]                        [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM             $352.67     $84.37      $151.12      $102.82     $329.46     $243.09     $497.41     $11.55
-----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency
Room Adjustment                     $  5.15     $ 2.35      $  4.87      $  3.81     $ 10.36     $  4.87     $ 14.60     $ 0.00

Cost Sharing Proposal
Adjustment                          $  0.00     $ 0.00      $  0.00      $  0.00     $  0.00     $  0.00     $  0.00     $ 0.00

Reinsurance Incorporating
Catastrophic and
Transplant Data Adjustment          $  0.00     $ 0.00      $  0.00      $  0.00     $  0.00     $  0.00     $  0.00     $ 0.00

Hospital Inpatient DRI Trend
Update Adjustment -
(4.0% estimate changed to 3.8%
actual)                            ($  0.37)   ($ 0.02)    ($  0.07)    ($  0.03)   ($  0.16)   ($  0.04)   ($  0.20)   ($ 0.00)

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                         ($  0.61)   ($ 0.05)    ($  0.26)    ($  0.32)   ($  1.41)   ($  0.22)   ($  1.04)    $ 0.00

Premium Tax Implementation
Adjustment                          $  7.28     $ 1.77      $  3.18      $  2.17     $  6.90     $  5.05     $ 10.41     $ 0.24
-----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                           $ 11.46     $ 4.05      $  7.71      $  5.63     $ 15.70     $  9.66     $ 22.86     $ 0.23
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the
$20k Reinsurance Deductible         $364.13     $88.42      $158.83      $108.45     $345.16     $252.75     $520.27     $11.78
-----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(2)           $ 14.94     $ 0.36      $  1.62      $  1.16     $  1.96     $  0.44     $ 11.61     $ 0.00
===================================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                          $379.07     $88.78      $160.46      $109.60     $347.12     $253.19     $531.89     $11.78
-----------------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                                   [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                        $5,402.48    $740.35     $575.97     $346.29     $1,559.55   $734.64     $9,466.66
----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment        ($   39.18)   $  0.00     $ 15.94     $  9.58     $   41.32   $ 19.46     $  131.33

Cost Sharing Proposal Adjustment               $    0.00    $  0.00     $  0.00    ($ 15.70)    $    0.00  ($ 38.36)    $    0.00

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                     $    0.00    $  0.00     $  0.00     $  0.00     $    0.00   $  0.00     $    0.00

Hospital Inpatient DRI Trend Update
Adjustment - (4.0% estimate changed
to 3.8% actual)                               ($    5.09)   $  0.00    ($  0.33)   ($  0.19)   ($    0.93) ($  0.42)   ($   21.83)

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)       $    1.91    $  0.00    ($  2.25)   ($  1.29)   ($    7.84) ($  3.51)   ($   46.92)

Premium Tax Implementation Adjustment          $  109.39    $ 15.11     $ 12.03     $  6.91     $   32.49   $ 14.53     $  194.48
----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM           $   67.04    $ 15.11     $ 25.39    ($  0.69)    $   65.04  ($  8.29)    $  257.06
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                    $5,469.52    $755.46     $601.35     $345.60     $1,624.59   $726.34     $9,723.91
----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible(2)                                 ($   12.98)   $  0.00     $  0.00     $  0.00     $    0.00   $  0.00     $    0.00
==================================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                    $5,456.54    $755.46     $601.35     $345.60     $1,624.59   $726.34     $9,723.91
----------------------------------------------------------------------------------------------------------------------------------

                  PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

[ILLEGIBLE]                      [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM              N/A         N/A         N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency
Room Adjustment                      N/A         N/A         N/A         N/A         N/A         N/A         N/A

Cost Sharing Proposal
Adjustment                           N/A         N/A         N/A         N/A         N/A         N/A         N/A

Reinsurance Incorporating
Catastrophic and
Transplant Data Adjustment           N/A         N/A         N/A         N/A         N/A         N/A         N/A

Hospital Inpatient DRI
Trend Update Adjustment -
(4.0% estimate changed to
3.8% actual)                         N/A         N/A         N/A         N/A         N/A         N/A         N/A

Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)                 N/A         N/A         N/A         N/A         N/A         N/A         N/A

Premium Tax Implementation
Adjustment                           N/A         N/A         N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                            N/A         N/A         N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible               N/A         N/A         N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------
Impact of Electing the
$35k Reinsurance
Deductible                           N/A         N/A         N/A         N/A         N/A         N/A         N/A
====================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the
$35k Reinsurance Deductible          N/A         N/A         N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                      [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
--------------------------------------------------------------------------------
Originally Awarded PMPM           $1,163.05   $37.84      $149.42      $120.69
--------------------------------------------------------------------------------
Outpatient & Emergency
Room Adjustment                   $   16.99   $ 1.05      $  4.81      $  4.48

Cost Sharing Proposal
Adjustment                        $    0.00   $ 0.00      $  0.00      $  0.00

Reinsurance Incorporating
Catastrophic and
Transplant Data Adjustment        $    0.00   $ 0.00      $  0.00      $  0.00

Hospital Inpatient DRI
Trend Update Adjustment -
(4.0% estimate changed to
3.8% actual)                     ($    1.21) ($ 0.01)    ($  0.07)    ($  0.04)

Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)             ($    2.00) ($ 0.02)    ($  0.25)    ($  0.37)

Premium Tax Implementation
Adjustment                        $   24.02   $ 0.79      $  3.14      $  2.55
--------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                         $   37.80   $ 1.82      $  7.63      $  6.61
--------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible            $1,200.85   $39.66      $157.05      $127.30
--------------------------------------------------------------------------------
Impact of Electing the
$35k Reinsurance
Deductible                        $    0.00   $ 0.00      $  0.00      $  0.00
================================================================================
Adjusted Awarded PMPM for
Plans Electing the
$35k Reinsurance Deductible       $1,200.85   $39.66      $157.05      $127.30
--------------------------------------------------------------------------------

[ILLEGIBLE]                                          [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------
Originally Awarded PMPM                               $279.90       $28.95       $77.68
-------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                $  8.80       $ 0.58       $ 2.28

Cost Sharing Proposal Adjustment                      $  0.00       $ 0.00       $ 0.00

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                            $  0.00       $ 0.00       $ 0.00

Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)               ($  0.13)     ($ 0.01)     ($ 0.03)

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)             ($  1.19)     ($ 0.03)     ($ 0.30)

Premium Tax Implementation Adjustment                 $  5.86       $ 0.60       $ 1.63
-------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                  $ 13.34       $ 1.15       $ 3.57
-------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                           $293.24       $30.10       $81.25
-------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                            $  0.00       $ 0.00       $ 0.00
===========================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                           $293.24       $30.10       $81.25
-------------------------------------------------------------------------------------------

1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14 - 44.

2. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     6 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                           - HEALTH CHOICE: GSA 12 -
                              (EFFECTIVE 10/01/03)

                  PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

[ILLEGIBLE]                                        [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $353.70     $88.86      $152.00     $110.35      $310.47     $223.79
---------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                1.46%      2.79%        3.22%       3.71%        3.14%       2.00%

Cost Sharing Proposal Adjustment                      0.00%      0.00%        0.00%       0.00%        0.00%       0.00%

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                            0.00%      0.00%        0.00%       0.00%        0.00%       0.00%

Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)               -0.10%     -0.02%       -0.05%      -0.03%       -0.05%      -0.02%

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)             -0.17%     -0.06%       -0.16%      -0.30%       -0.41%      -0.09%

Premium Tax Implementation Adjustment                 2.04%      2.04%        2.04%       2.04%        2.04%       2.04%
---------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)               3.25%      4.80%        5.11%       5.47%        4.77%       3.97%
---------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $365.19     $93.13      $159.76     $116.39      $325.27     $232.68
---------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible(3)                                         3.80%      0.36%        0.94%       0.93%        0.58%       0.18%
===========================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $379.07     $93.46      $161.27     $117.47      $327.10     $233.09
---------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                                       [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                           $449.81     $16.00      $5,610.56   $ 740.35     $ 516.02
--------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment               2.94%      0.00%         -0.73%      0.00%        2.77%

Cost Sharing Proposal Adjustment                     0.00%      0.00%          0.00%      0.00%        0.00%

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                           0.00%      0.00%          0.00%      0.00%        0.00%

Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)              -0.04%     -0.02%         -0.09%      0.00%       -0.06%

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)            -0.38%      0.00%          0.04%      0.00%       -0.38%

Premium Tax Implementation Adjustment                2.04%      2.04%          2.04%      2.04%        2.04%
--------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)              4.60%      2.02%          1.24%      2.04%        4.41%
--------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                       $470.48     $16.32      $5,680.18   $ 755.46     $ 538.76
--------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible(3)                                        2.29%      0.00%         -0.21%      0.00%        0.00%
==============================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                       $481.28     $16.32      $5,668.10   $ 755.46     $ 538.76
--------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                                       [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
-------------------------------------------------------------------------------------------------
Originally Awarded PMPM                           $405.62     $1,509.89   $742.57    $9,000.32
-------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment               2.77%         2.65%     2.65%        1.39%

Cost Sharing Proposal Adjustment                    -4.41%         0.00%    -5.09%        0.00%

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                           0.00%         0.00%     0.00%        0.00%

Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)              -0.06%        -0.06%    -0.06%       -0.23%

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)            -0.38%        -0.49%    -0.49%       -0.49%

Premium Tax Implementation Adjustment                2.04%         2.04%     2.04%        2.04%
-------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)             -0.20%         4.17%    -1.13%        2.72%
-------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                       $404.81     $1,572.86   $734.18    $9,244.71
-------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible(3)                                        0.00%         0.00%     0.00%        0.00%
=================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                       $404.81     $1,572.86   $734.18    $9,244.71
-------------------------------------------------------------------------------------------------

                  PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

[ILLEGIBLE]                                      [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                             N/A          N/A         N/A         N/A         N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment              N/A          N/A         N/A         N/A         N/A          N/A        N/A

Cost Sharing Proposal Adjustment                    N/A          N/A         N/A         N/A         N/A          N/A        N/A

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                          N/A          N/A         N/A         N/A         N/A          N/A        N/A

Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)              N/A          N/A         N/A         N/A         N/A          N/A        N/A

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)            N/A          N/A         N/A         N/A         N/A          N/A        N/A

Premium Tax Implementation Adjustment               N/A          N/A         N/A         N/A         N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)             N/A          N/A         N/A         N/A         N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                         N/A          N/A         N/A         N/A         N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                          N/A          N/A         N/A         N/A         N/A          N/A        N/A
====================================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                         N/A          N/A         N/A         N/A         N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                                      [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                           $1,158.74    $37.84    $149.42       $120.69     $279.90      $29.06    $77.68
------------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                 1.46%     2.79%      3.22%         3.71%       3.14%       2.00%     2.94%

Cost Sharing Proposal Adjustment                       0.00%     0.00%      0.00%         0.00%       0.00%       0.00%     0.00%

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             0.00%     0.00%      0.00%         0.00%       0.00%       0.00%     0.00%

Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                -0.10%    -0.02%     -0.05%        -0.03%      -0.05%      -0.02%    -0.04%

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)              -0.17%    -0.06%     -0.16%        -0.30%      -0.41%      -0.09%    -0.38%

Premium Tax Implementation Adjustment                  2.04%     2.04%      2.04%         2.04%       2.04%       2.04%     2.04%
------------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)                3.25%     4.80%      5.11%         5.47%       4.77%       3.97%     4.60%
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                       $1,196.40    $39.66    $157.05       $127.30     $293.24      $30.21    $81.25
------------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                             0.00%     0.00%      0.00%         0.00%       0.00%       0.00%     0.00%
====================================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                       $1,196.40    $39.66    $157.05        $127.3     $293.24      $30.21    $81.25
------------------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

2.       The adjustment is multiplicative, not additive.

3. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     7 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                           - HEALTH CHOICE: GSA 12 -
                              (EFFECTIVE 10/01/03)

                     CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

[ILLEGIBLE]                                      [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $353.70     $88.86      $152.00     $110.35     $310.47     $223.79      $449.81
------------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment             $  5.17     $ 2.48      $  4.90     $  4.09     $  9.76     $  4.49      $ 13.20

Cost Sharing Proposal Adjustment                   $  0.00     $ 0.00      $  0.00     $  0.00     $  0.00     $  0.00      $  0.00

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                         $  0.00     $ 0.00      $  0.00     $  0.00     $  0.00     $  0.00      $  0.00

Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)            ($  0.37)   ($ 0.02)    ($  0.07)   ($  0.04)   ($  0.15)   ($  0.04)    ($  0.16)

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)          ($  0.61)   ($ 0.06)    ($  0.26)   ($  0.34)   ($  1.32)   ($  0.21)    ($  1.76)

Premium Tax Implementation Adjustment              $  7.30     $ 1.86      $  3.20     $  2.33     $  6.51     $  4.65      $  9.41
------------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM               $ 11.49     $ 4.27      $  7.76       $6.04     $ 14.80     $  8.89      $ 20.67
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $365.19     $93.13      $159.76     $116.39     $325.27     $232.68      $470.48
------------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible(2)                                      $ 13.88     $ 0.33      $  1.51     $  1.08     $  1.83     $  0.41      $ 10.79
====================================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $379.07     $93.46      $161.27     $117.47     $327.10     $233.09      $481.28
------------------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                                      [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]
-------------------------------------------------------------------------------------
Originally Awarded PMPM                            $ 16.00    $5,610.56     $740.35
-------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment             $  0.00   ($   40.68)    $  0.00

Cost Sharing Proposal Adjustment                   $  0.00    $    0.00     $  0.00

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                         $  0.00    $    0.00     $  0.00

Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)            ($ 0 .00)  ($    5.20)    $  0.00

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)           $  0.00    $    1.98     $  0.00

Premium Tax Implementation Adjustment              $  0.33    $  113.60     $ 15.11
-------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM               $  0.32    $   69.62     $ 15.11
-------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $ 16.32    $5,680.18     $755.46
-------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible(2)                                      $  0.00   ($   12.07)    $  0.00
=====================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $ 16.32    $5,668.10     $755.46
-------------------------------------------------------------------------------------

[ILLEGIBLE]                                            [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                 $516.02      $405.62    $1,509.89    $742.57      $9,000.32
-------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                  $ 14.28      $ 11.23    $   40.00    $ 19.67      $  124.86

Cost Sharing Proposal Adjustment                        $  0.00     ($ 18.39)   $    0.00   ($ 38.78)     $    0.00

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                              $  0.00      $  0.00    $    0.00    $  0.00      $    0.00

Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 ($  0.30)    ($  0.22)  ($    0.90)  ($  0.42)    ($   20.76)

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)                $  2.01)    ($  1.51)  ($    7.59)  ($  3.54)    ($   44.61)

Premium Tax Implementation Adjustment                   $ 10.78      $  8.10    $   31.46    $ 14.68      $  184.89
-------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                      22.74     ($  0.81)   $   62.97   ($  8.38)     $  244.39
-------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                              538.76      $404.81    $1,572.86    $734.18      $9,244.71
-------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible(2)                                           $  0.00      $  0.00    $    0.00    $  0.00      $    0.00
===================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                             $538.76      $404.81    $1,572.86    $734.18      $9,244.71
-------------------------------------------------------------------------------------------------------------------



                     CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

[ILLEGIBLE]                                      [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                              N/A         N/A         N/A         N/A         N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment               N/A         N/A         N/A         N/A         N/A          N/A        N/A

Cost Sharing Proposal Adjustment                     N/A         N/A         N/A         N/A         N/A          N/A        N/A

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                           N/A         N/A         N/A         N/A         N/A          N/A        N/A

Hospital inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)               N/A         N/A         N/A         N/A         N/A          N/A        N/A

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)             N/A         N/A         N/A         N/A         N/A          N/A        N/A

Premium Tax Implementation Adjustment                N/A         N/A         N/A         N/A         N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                 N/A         N/A         N/A         N/A         N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing
the $20k Reinsurance Deductible                      N/A         N/A         N/A         N/A         N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                           N/A         N/A         N/A         N/A         N/A          N/A        N/A
====================================================================================================================================
Adjusted Awarded PMPM for Plans Electing
the $35k Reinsurance Deductible                      N/A         N/A         N/A         N/A         N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                                      [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                           $1,158.74   $37.84        149.42    $ 120.69    $279.90      $29.06     $77.68
------------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment            $   16.93   $ 1.05          4.81    $   4.48    $  8.80      $ 0.58     $ 2.28

Cost Sharing Proposal Adjustment                  $    0.00   $ 0.00       $  0.00    $   0.00    $  0.00      $ 0.00     $ 0.00

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                        $    0.00   $ 0.00       $  0.00    $   0.00    $  0.00      $ 0.00     $ 0.00

Hospital inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)           ($    1.21) ($ 0.01)     ($  0.07)  ($   0.04)  ($  0.13)    ($ 0.01)   ($ 0.03)

Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)         ($    1.99) ($ 0.02)     ($  0.25)  ($   0.37)  ($  1.19)    ($ 0.03)   ($ 0.30)

Premium Tax Implementation Adjustment             $   23.93   $ 0.79       $  3.14    $   2.55   ($  5.86)     $ 0.60     $ 1.63
------------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM              $   37.66   $ 1.82       $  7.63    $   6.61    $ 13.34      $ 1.15     $ 3.57
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                       $1,196.40   $39.66        157.05    $ 127.30    $293.24      $30.21     $81.25
------------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                        $    0.00   $ 0.00       $  0.00    $   0.00    $  0.00      $ 0.00     $ 0.00
====================================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                       $1,196.40   $39.66        157.05    $ 127.30    $293.24      $30.21     $81.25
------------------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14 - 44.

2. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     8 of 8